Exhibit 32.2

Certification Pursuant to Section 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tiptree Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott McKinney, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that;

(i)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott McKinney
Scott McKinney
Chief Financial Officer

Date: July 29, 2026